Exhibit 99.1

NEWS RELEASE

	Contacts:	Rob Capps, President & CEO
MIND Technology, Inc.
281-353-4475

FOR IMMEDIATE RELEASE		Ken Dennard / Zach Vaughan
Dennard Lascar Investor Relations
713-529-6600
MIND@dennardlascar.com

MIND Technology Announces Approval of Preferred Stock Proposal

THE WOODLANDS, TX, August 29, 2024 – MIND Technology, Inc. (“MIND” or the “Company”) (Nasdaq: MIND; MINDP) reconvened its virtual special meeting (the “Special Meeting”) of holders of its 9% Series A Cumulative Preferred Stock (the “Preferred Stock”) today at 9:00 a.m., Central Time. The Special Meeting was held to approve an amendment to the Certificate of Designations, Preferences and Rights of the Preferred Stock, which provides that each share of Preferred Stock may be converted into 3.9 shares of the Company’s common stock, $0.01 par value per share, at the sole discretion of the Company’s Board of Directors (the “Preferred Stock Proposal”). At the reconvened meeting, the votes in favor of the Preferred Stock Proposal represented more than two-thirds of the outstanding shares of Preferred Stock and therefore the proposal was approved.

With the passage of the Preferred Stock Proposal, the Company’s Board of Directors may effect the conversion of the Preferred Stock into common stock by filing the amendment to the Certificate of Designations, Preferences and Rights of the Preferred Stock with the Delaware Secretary of State at any time prior to October 31, 2024. The Company expects its Board of Directors to consider the merits of the conversion and act promptly.

Rob Capps, President and CEO of MIND, stated, “This approval is an important and exciting step for MIND. I believe the conversion, should the Board choose to effect it, will provide much needed flexibility which will enable us to provide meaningful value to all our stakeholders. We appreciate the strong support we received from our preferred stockholders. Of the votes received, approximately 89% were in favor of the proposal,” concluded Capps.

About MIND Technology

MIND Technology, Inc. provides technology to the oceanographic, hydrographic, defense, seismic and security industries. Headquartered in The Woodlands, Texas, MIND has a global presence with key operating locations in the United States, Singapore, Malaysia, and the United Kingdom. Its Seamap unit designs, manufactures, and sells specialized, high performance, marine exploration and survey equipment.

Forward-looking Statements

Certain statements and information in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, our objectives for future operations, future orders and anticipated delivery of existing orders, and future payments of dividends are forward-looking statements.  The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature.  These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us.  While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.  All comments concerning our expectations for future revenues and operating results are based on our forecasts of our existing operations and do not include the potential impact of any future acquisitions or dispositions.  Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, without limitation, reductions in our customers’ capital budgets, our own capital budget, limitations on the availability of capital or higher costs of capital, volatility in commodity prices for oil and natural gas.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof.  We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, unless required by law, whether as a result of new information, future events or otherwise. All forward-looking statements included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein.

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